UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number  811-1629
                                   ------------


                           AXP DIMENSIONS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    7/31
                         --------------

AXP(R)
  New Dimensions
        Fund(R)

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP New Dimensions Fund
seeks to provide shareholders
with long-term growth of capital.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                                                 3

Performance Summary                                           4

Questions & Answers
   with Portfolio Management                                  5

The Fund's Long-term Performance                              8

Investments in Securities                                    10

Financial Statements (Portfolio)                             14

Notes to Financial Statements (Portfolio)                    17

Report of Independent Registered
   Public Accounting Firm  (Portfolio)                       22

Financial Statements (Fund)                                  23

Notes to Financial Statements (Fund)                         26

Report of Independent Registered
   Public Accounting Firm (Fund)                             37

Federal Income Tax Information                               38

Fund Expenses Example                                        40

Board Members and Officers                                   42

Approval of Investment Management
   Services Agreement                                        45

Proxy Voting                                                 47

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

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2 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Gordon Fines                              1/91               38
Michael Nance                             2/05               12
Trisha Schuster, CFA                      2/05               12

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 8/1/68     B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INNDX      B: INDBX     C: ANDCX     I: ANDIX     Y: IDNYX

Total net assets                                        $11.521 billion

Number of holdings                                                   99

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                    X      LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Information Technology  24.2%
Health Care  18.6%
Consumer Discretionary  14.8%
Energy  10.5%
Industrials  10.0%
Consumer Staples  8.0%
Financials  6.1%
Short-Term Securities*  3.1%
Utilities  2.0%
Materials  1.8%
Telecommunication Services  0.9%

* Of the 3.1%, 0.6% is due to security lending activity and 2.5% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Procter & Gamble (Household Products)                              3.2%
General Electric (Industrial Conglomerates)                        3.2
Boeing (Aerospace & Defense)                                       3.1
Target (Multiline Retail)                                          3.0
Intel (Semiconductors & Semiconductor Equipment)                   3.0
Motorola (Communications Equipment)                                2.9
UnitedHealth Group
(Health Care Providers & Services)                                 2.6
Johnson & Johnson (Pharmaceuticals)                                2.5
EMC (Computers & Peripherals)                                      2.5
Microsoft (Software)                                               2.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

              +7.77%          +14.05%        +13.04%     +15.89%

 +7.77% = AXP New Dimensions Fund Class A (excluding sales charge) +14.05% = S&P 500 Index (unmanaged)
+13.04% = Russell 1000 Growth Index (unmanaged)
+15.89% = Lipper Large-Cap Growth Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (8/1/68)              (3/20/95)              (6/26/00)          (3/4/04)         (3/20/95)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)          NAV(6)
at July 31, 2005
1 year                      +7.77%    +1.57%      +6.93%    +1.93%        +6.89%     +5.89%      +8.24%           +7.95%
3 years                     +6.91%    +4.82%      +6.07%    +4.88%        +6.06%     +6.06%       N/A             +7.09%
5 years                     -5.33%    -6.45%      -6.06%    -6.39%        -6.07%     -6.07%       N/A             -5.18%
10 years                    +8.15%    +7.51%      +7.32%    +7.32%         N/A         N/A        N/A             +8.31%
Since inception            +11.22%   +11.04%      +8.65%    +8.65%        -6.11%     -6.11%      +0.77%           +9.64%

at June 30, 2005
1 year                      -0.70%    -6.41%      -1.45%    -6.34%        -1.45%     -2.43%      -0.22%           -0.49%
3 years                     +3.42%    +1.39%      +2.61%    +1.33%        +2.60%     +2.60%       N/A             +3.60%
5 years                     -6.21%    -7.32%      -6.93%    -7.26%        -6.94%     -6.94%       N/A             -6.05%
10 years                    +8.31%    +7.67%      +7.49%    +7.49%         N/A         N/A        N/A             +8.47%
Since inception            +11.15%   +10.97%      +8.40%    +8.40%        -6.79%     -6.79%      -1.59%           +9.39%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP New Dimensions Fund's Class A shares advanced 7.77%, excluding sales charge, for the fiscal year ended July 31, 2005. The Fund underperformed its primary benchmark, the Standard & Poor's 500 Composite Index (S&P 500 Index), which increased 14.05% during the period. During the fiscal year, the Russell 1000 Growth Index was added as a secondary unmanaged benchmark for the Fund. For the 12-month period, the Fund underperformed the Russell 1000 Growth Index, which rose 13.04%. The Fund's peer group, the Lipper Large-Cap Growth Funds Index, gained 15.89% during the same time frame.

On Feb. 11, 2005, Michael Nance and Trisha Schuster joined the Fund's portfolio management team as associate portfolio managers. In July 2005, Portfolio Manager Gordon Fines announced his retirement effective Jan. 6, 2006. Michael Nance assumed management of 50% of the Fund's portfolio effective Aug. 1, 2005.

Below, the Fund's portfolio managers discuss the Fund's performance for the annual period ended July 31, 2005.

Q: What factors most significantly contributed to the Fund's underperformance for the period?

A: In our view, there were several factors that contributed to the Fund's underperformance.

    o We didn't have enough exposure to companies with lower market capitalizations. Companies with market capitalizations between $2 billion and $10 billion continued to outperform larger market capitalization stocks for most of the period. The Fund's fiscal period results were negatively affected by the larger market cap positioning of the portfolio. Because mid-cap stocks are an element of the S&P 500 Index, the Fund's smaller-than-S&P 500 Index position in mid-cap stocks caused the Fund's performance to lag relative to the benchmark.

    o The Fund's higher-than-S&P 500 Index position in mega-cap stocks detracted during the period. The Fund held large positions in mega-cap stocks such as Citigroup, Pfizer and Wal-Mart resulting in a higher median market capitalization than our peer group. This decision detracted from performance in this fiscal year.

    o Our stock selection efforts were not as effective as we would have liked. Our stock selection, specifically in the consumer discretionary and health care sectors, hurt performance. Biotechnology company Biogen Idec was a sizeable position in the Fund and the stock was hit very hard during the first quarter of the calendar year as the company faced product safety concerns. In addition, media company Time Warner detracted from performance.

    o Value stocks outperformed growth stocks, which hurt performance relative to the S&P 500 Index. Since the Fund has a distinct and consistent growth focus, and the S&P 500 Index has both

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5 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Our stock selection, specifically in the consumer discretionary and health care sectors, hurt performance. [END CALLOUT QUOTE]

        growth and value stocks, it has been a challenging period for growth funds relative to that benchmark. However, the Fund also underperformed our growth fund peer group due to the other factors noted above.

    We do not believe this style trend can be sustained indefinitely. We firmly believe this imbalance in the equity markets will correct itself at some point. In this environment, we believe it makes sense for investors to maintain their exposure to growth stocks in order to benefit when the market again begins to favor growth stocks.

Q:  What were the success stories during the period?

A: The Fund's large position in the energy industry, which performed well throughout the period, contributed positively to performance. In addition, the Fund's low exposure to the consumer staples industry also contributed. Stocks that helped performance included computer giant Apple Computer, retailer Target and cell phone maker Motorola.

    Although the Fund's sizeable health care position in Biogen Idec and Pfizer negatively impacted Fund performance as previously mentioned, Fund holdings in health care service company UnitedHealth Group and Amgen helped offset some of the negative returns in the sector.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The annual period encompassed the addition of two associate portfolio managers to the management team, which provides the Fund with additional resources. Both managers bring a combined 24 years of investment experience that we believe will add value for shareholders and can help enhance results. With the additional managers, the Fund remains focused on providing shareholders with long-term growth of capital. In addition, the Fund's managers believe that minimizing volatility in the portfolio will help preserve capital for shareholders.

    Portfolio changes during the annual period include increasing the Fund's exposure to the technology sector as we have started seeing some strong companies emerge in the market. As a result of adding to some of our technology positions, we have more technology companies in the Fund's Top Ten holdings such as Intel, Microsoft, Motorola and EMC Corporation.

--------------------------------------------------------------------------------
6 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Overall, we emphasize companies that we think are well managed, healthy growing companies in terms of balance sheet and income characteristics. [END CALLOUT QUOTE]

    Overall, we emphasize companies that we think are well managed, healthy growing companies in terms of balance sheet and income characteristics. We try to find companies that show not only earnings and sales growth, but the ability to generate sustainable levels of free cash flow. In our view, dividend yield and dividend growth are very important themes in this market cycle.

Q:  How do you intend to manage the Fund in the coming months?

A: We are going to be very stock specific in terms of what we seek to add to the portfolio. We continue to have a preference for select energy stocks, and we are also focusing the health care segment of the portfolio. Companies that best reflect growth at reasonable prices. In the technology sector, we are focusing on those unique offerings that demonstrate above average growth potential.

    We feel that an overwhelming driver right now in the marketplace is energy. With gasoline at the pump now approaching $3.00 per gallon, we believe this will start to have an impact on people's behavior and thinking. This is likely a long-term phenomenon. The plus for us of course is to be on the right side of the energy sector and we think we are.

    Our experience has taught us that during periods of rising interest rates and slowing economic growth, when corporate earnings are nearing a peak, higher quality companies generally perform better than lower quality companies. In fact, a shift in the market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- will provide an excellent opportunity for the Fund to regain ground. We express our gratitude for shareholders' patience, and we are optimistic that investors who have expressed long-term confidence in our strategy will be rewarded.

--------------------------------------------------------------------------------
7 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP New Dimensions Fund Class A shares (from 8/1/95 to 7/31/05) as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.16          $--          $0.18           $0.34
July 31, 2004              0.11           --             --            0.11
July 31, 2003              0.03           --             --            0.03
July 31, 2002                --           --           0.02            0.02
July 31, 2001              0.02           --           3.46            3.48

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8 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                             VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP NEW DIMENSIONS FUND

AXP New Dimensions Fund Class A
(includes sales charge)            $ 9,425  $10,983  $15,795  $18,352  $22,030  $27,132  $21,407  $16,882  $18,481  $19,144  $20,631
S&P 500 Index(1)                   $10,000  $11,657  $17,735  $21,154  $25,427  $27,708  $23,737  $18,128  $20,057  $22,699  $25,888
Russell 1000(R) Growth Index(2)    $10,000  $11,552  $17,542  $21,036  $26,093  $32,454  $21,076  $15,017  $16,765  $18,192  $20,564
Lipper Large-Cap Growth Funds
Index(3)                           $10,000  $11,139  $16,494  $19,819  $24,363  $29,737  $19,507  $14,049  $15,309  $16,249  $18,831
                                     `95      `96      `97       `98     `99      `00      `01      `02      `03       `04     `05

COMPARATIVE RESULTS

Results at July 31, 2005                                                                                              Since
                                                        1 year        3 years       5 years          10 years     inception(4)
AXP New Dimensions Fund (includes sales charge)
Class A          Cumulative value of $10,000           $10,157        $11,517        $7,165           $20,631      $481,521
                 Average annual total return            +1.57%         +4.82%        -6.45%            +7.51%       +11.04%
Standard & Poor's 500 Index(1)
                 Cumulative value of $10,000           $11,405        $14,280        $9,343           $25,888           N/A
                 Average annual total return           +14.05%        +12.61%        -1.35%            +9.98%           N/A
Russell 1000(R) Growth Index(2)
                 Cumulative value of $10,000           $11,304        $13,695        $6,337           $20,564           N/A
                 Average annual total return           +13.04%        +11.05%        -8.72%            +7.48%           N/A
Lipper Large-Cap Growth Funds Index(3)
                 Cumulative value of $10,000           $11,589        $13,405        $6,333           $18,831           N/A
                 Average annual total return           +15.89%        +10.26%        -8.73%            +6.53%           N/A

Results for other share classes can be found on page 4.

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from Aug. 1, 1968. The Fund began operating before the inception of the S&P 500 Index, Russell 1000 Growth Index and Lipper peer group.

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9 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Investments in Securities

Growth Trends Portfolio

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (97.5%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (6.6%)
Boeing                                      5,439,893             $359,087,337
Lockheed Martin                             2,057,720              128,401,728
Northrop Grumman                            1,000,000               55,450,000
United Technologies                         4,368,984              221,507,489
Total                                                              764,446,554

Beverages (2.4%)
PepsiCo                                     5,000,000              272,650,000

Biotechnology (4.9%)
Amgen                                       3,463,407(b)           276,206,708
Biogen Idec                                   800,000(b,d)          31,432,000
Genentech                                   1,000,000(b,d)          89,330,000
Genzyme                                     1,100,000(b)            81,851,000
Gilead Sciences                             1,800,000(b)            80,658,000
Total                                                              559,477,708

Building Products (0.1%)
American Standard Companies                   361,948               16,027,057

Capital Markets (2.1%)
Charles Schwab                             17,272,001              236,626,414

Chemicals (1.8%)
EI du Pont de Nemours & Co                  4,829,004              206,101,891

Commercial Banks (2.3%)
Bank of America                             5,000,000              218,000,000
Commerce Bancorp                              842,027(e)            28,569,976
US Bancorp                                    522,018               15,691,861
Total                                                              262,261,837

Commercial Services & Supplies (0.1%)
Waste Management                              424,994               11,950,831

Communications Equipment (4.8%)
Cisco Systems                              10,912,340(b)           208,971,311
Motorola                                   15,843,471              335,564,715
Nokia ADR                                     756,166(c)            12,060,848
Total                                                              556,596,874

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Computers & Peripherals (8.0%)
Apple Computer                              5,500,000(b,d)        $234,575,000
Dell                                        5,163,772(b)           208,977,853
EMC                                        21,116,129(b)           289,079,806
NCR                                         5,371,843(b)           186,456,671
SanDisk                                       429,661(b)            14,531,135
Total                                                              933,620,465

Diversified Financial Services (1.9%)
CapitalSource                               1,200,151(b,e)          23,498,957
Citigroup                                   4,393,640              191,123,340
Total                                                              214,622,297

Diversified Telecommunication Services (0.9%)
Sprint                                      4,000,000              107,600,000

Energy Equipment & Services (3.4%)
GlobalSantaFe                                 295,746               13,305,613
Halliburton                                 2,000,000              112,100,000
Schlumberger                                1,500,000              125,610,000
Transocean                                  2,500,000(b)           141,075,000
Total                                                              392,090,613

Food & Staples Retailing (1.6%)
Safeway                                     5,718,860              138,968,298
Whole Foods Market                            300,000               40,953,000
Total                                                              179,921,298

Health Care Equipment & Supplies (2.4%)
Alcon                                         550,000(c,d)          63,002,500
Medtronic                                   2,809,717              151,556,135
St. Jude Medical                            1,300,000(b)            61,633,000
Total                                                              276,191,635

Health Care Providers & Services (4.3%)
Caremark Rx                                 2,996,491(b)           133,583,569
HCA                                         1,037,600               51,101,800
UnitedHealth Group                          5,866,983              306,843,211
Total                                                              491,528,580

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Hotels, Restaurants & Leisure (2.4%)
Carnival Unit                               3,600,000             $188,640,000
Royal Caribbean Cruises                       593,200               26,960,940
Starbucks                                   1,200,000(b)            63,060,000
Total                                                              278,660,940

Household Durables (2.3%)
DR Horton                                     424,590               17,442,157
Pulte Homes                                 2,637,442              246,917,320
Total                                                              264,359,477

Household Products (3.3%)
Procter & Gamble                            6,771,048              376,673,400

Industrial Conglomerates (3.2%)
General Electric                           10,698,829              369,109,601

Internet & Catalog Retail (1.0%)
Amazon.com                                    300,000(b)            13,551,000
eBay                                        2,364,395(b)            98,784,423
Total                                                              112,335,423

Internet Software & Services (2.0%)
Google Cl A                                   331,914(b)            95,511,573
Yahoo!                                      4,183,556(b,e)         139,479,757
Total                                                              234,991,330

IT Services (0.9%)
First Data                                    500,000               20,570,000
Fiserv                                        239,216(b)            10,614,014
Infosys Technologies ADR                    1,000,000(c,e)          71,180,000
Total                                                              102,364,014

Media (2.2%)
Comcast Special Cl A                        7,914,044(b)           237,421,320
DreamWorks
  Animation SKG Cl AF                         538,415(b)            12,679,673
Total                                                              250,100,993

Multi-Utilities & Unregulated Power (2.0%)
Dominion Resources                          3,100,000              228,966,000

Multiline Retail (5.5%)
Federated Dept Stores                       1,319,845              100,136,640
Nordstrom                                   4,800,000              177,648,000
Target                                      6,000,000              352,500,000
Total                                                              630,284,640

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Office Electronics (0.2%)
Xerox                                       1,517,773(b)           $20,049,781

Oil & Gas (7.1%)
Apache                                      3,151,001              215,528,468
Burlington Resources                          400,000               25,644,000
Chesapeake Energy                           1,020,682               26,650,007
ConocoPhillips                              2,942,107              184,146,477
Exxon Mobil                                 4,408,270              258,985,863
Murphy Oil                                  1,200,000               63,648,000
Suncor Energy                               1,000,000(c)            48,900,000
Total                                                              823,502,815

Pharmaceuticals (7.1%)
Abbott Laboratories                         2,500,000              116,575,000
Eli Lilly & Co                                600,000               33,792,000
Johnson & Johnson                           4,544,890              290,691,164
Novartis ADR                                2,500,000(c)           121,775,000
Pfizer                                      5,394,772              142,961,458
Schering-Plough                             3,200,084               66,625,749
Sepracor                                    1,000,000(b)            52,350,000
Total                                                              824,770,371

Semiconductors & Semiconductor Equipment (4.4%)
Intel                                      12,847,325              348,676,401
Texas Instruments                           5,000,000              158,800,000
Total                                                              507,476,401

Software (3.9%)
Amdocs                                        380,295(b,c)          11,290,959
Autodesk                                    2,500,000               85,475,000
Microsoft                                  11,239,975              287,855,759
Symantec                                    2,880,000(b)            63,273,600
Total                                                              447,895,318

Specialty Retail (1.6%)
Advance Auto Parts                            561,009(b)            38,687,181
Lowe's Companies                            2,218,498              146,908,937
Total                                                              185,596,118

Tobacco (0.9%)
Altria Group                                1,500,000              100,440,000

Total Common Stocks
(Cost: $9,757,875,423)                                         $11,239,290,676

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Short-Term Securities (3.1%)(f)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
Alpine Securitization
  08-04-05                3.27%           $20,000,000(g)           $19,989,100
Barton Capital
  08-03-05                3.27             43,500,000(g)            43,480,243
  08-10-05                3.28             30,000,000(g)            29,967,200
  08-11-05                3.28             25,000,000(g)            24,970,389
Beta Finance
  08-10-05                3.28             20,000,000               19,978,133
CAFCO LLC
  08-01-05                3.30             13,300,000(g)            13,296,343
Citibank Credit Card Dakota Nts
  08-01-05                3.30             12,200,000(g)            12,196,645
Citigroup Funding
  08-01-05                3.31             24,500,000               24,493,242
HSBC Finance
  08-01-05                3.31             30,000,000               29,991,724
Natl Australia Funding
  08-09-05                3.26             30,000,000(g)            29,970,116

Short-Term Securities (continued)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper (cont.)
Park Avenue Receivables
  08-25-05                3.42%           $30,000,000(g)           $29,923,275
Scaldis Capital LLC
  08-15-05                3.36             25,000,000(g)            24,960,452
Sheffield Receivables
  08-01-05                3.30             11,700,000(g)            11,696,783
Societe Generale North America
  08-12-05                3.28             25,000,000               24,968,111
Windmill Funding
  08-23-05                3.41             20,000,000(g)            19,952,778

Total Short-Term Securities
(Cost: $359,867,609)                                              $359,834,534

Total Investments in Securities
(Cost: $10,117,743,032)(h)                                     $11,599,125,210

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 2.8% of net assets.

(d) At July 31, 2005, securities valued at $213,766,821 were held to cover open call options written as follows (see Note 5 to the financial statements):

      Issuer             Contracts     Exercise     Expiration        Value(a)
                                          price           date
      Alcon                  3,000      $120.00      Aug. 2005      $  232,500
      Apple Computer        13,750        47.50     Sept. 2005         687,500
      Biogen Idec            7,999        35.00      Aug. 2005       3,559,555
      Genentech             10,000        85.00      Aug. 2005       5,050,000
                            ------        -----     ----------       ---------
      Total value                                                   $9,529,555
                                                                    ----------

(e) At July 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 4 to the financial statements. 2.5% of net assets is the Portfolio's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified insititutional buyers. At July 31, 2005, the value of these securities amounted to $260,403,324 or 2.3% of net assets.

(h) At July 31, 2005, the cost of securities for federal income tax purposes was $10,140,479,002 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $1,673,893,157
      Unrealized depreciation                                     (215,246,949)
                                                                  ------------
      Net unrealized appreciation                               $1,458,646,208

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
13 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Trends Portfolio

July 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $10,117,743,032)                                                                        $11,599,125,210
Foreign currency holdings (identified cost $5,524) (Note 1)                                                           6,033
Dividends and accrued interest receivable                                                                         6,564,354
Receivable for investment securities sold                                                                       134,154,375
                                                                                                                -----------
Total assets                                                                                                 11,739,849,972
                                                                                                             --------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                 3,209,640
Payable for investment securities purchased                                                                     139,725,305
Payable upon return of securities loaned (Note 4)                                                                64,420,000
Accrued investment management services fee                                                                          167,912
Other accrued expenses                                                                                              453,781
Options contracts written, at value (premiums received $6,283,053) (Note 5)                                       9,529,555
                                                                                                                  ---------
Total liabilities                                                                                               217,506,193
                                                                                                                -----------
Net assets                                                                                                  $11,522,343,779
                                                                                                            ===============
* Including securities on loan, at value (Note 4)                                                           $    60,816,856
                                                                                                            ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Statement of operations
Growth Trends Portfolio

Year ended July 31, 2005
Investment income
Income:

Dividends                                                                                                    $  233,045,584
Interest                                                                                                         12,013,702
Fee income from securities lending (Note 4)                                                                         320,446
   Less foreign taxes withheld                                                                                     (442,238)
                                                                                                                   --------
Total income                                                                                                    244,937,494
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                               60,896,353
Compensation of board members                                                                                        61,737
Custodian fees                                                                                                    1,042,579
Audit fees                                                                                                           37,500
Other                                                                                                               499,088
                                                                                                                    -------
Total expenses                                                                                                   62,537,257
   Earnings credits on cash balances (Note 2)                                                                        (3,398)
                                                                                                                     ------
Total net expenses                                                                                               62,533,859
                                                                                                                 ----------
Investment income (loss) -- net                                                                                 182,403,635
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               757,406,599
   Foreign currency transactions                                                                                   (554,424)
   Futures contracts                                                                                             (1,726,848)
   Options contracts written (Note 5)                                                                              (427,452)
                                                                                                                   --------
Net realized gain (loss) on investments                                                                         754,697,875
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           158,660,856
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           913,358,731
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                              $1,095,762,366
                                                                                                             ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
Growth Trends Portfolio

Year ended July 31,                                                                      2005                      2004
Operations
Investment income (loss) -- net                                                   $   182,403,635           $   153,163,075
Net realized gain (loss) on investments                                               754,697,875             1,326,193,728
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 158,660,856              (740,840,157)
                                                                                      -----------              ------------
Net increase (decrease) in net assets resulting from operations                     1,095,762,366               738,516,646
                                                                                    -------------               -----------
Proceeds from contributions                                                            75,006,308               588,788,643
Fair value of withdrawals                                                          (4,968,829,051)           (3,075,163,840)
In-kind contributions in connection with fund mergers (Note 1)                                 --               221,872,382
                                                                                   --------------            --------------
Net contributions (withdrawals) from partners                                      (4,893,822,743)           (2,264,502,815)
                                                                                   --------------            --------------
Total increase (decrease) in net assets                                            (3,798,060,377)           (1,525,986,169)
Net assets at beginning of year                                                    15,320,404,156            16,846,390,325
                                                                                   --------------            --------------
Net assets at end of year                                                         $11,522,343,779           $15,320,404,156
                                                                                  ===============           ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

Growth Trends Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

On June 25, 2004, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of AXP Focused Growth Fund and AXP Growth Dimensions Fund. Upon receipt of these assets and liabilities, AXP New Dimensions Fund made an in-kind contribution of $221,872,382 to Growth Trends Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2005, foreign currency holdings were entirely comprised of Taiwan dollars.

--------------------------------------------------------------------------------
18 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.6% to 0.48% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $10,062,023 for the year ended July 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
19 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended July 31, 2005, the Portfolio's custodian fees were reduced by $3,398 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,859,997,873 and $14,214,122,048, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $108,435 for the year ended July 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $60,816,856 were on loan to brokers. For collateral, the Portfolio received $64,420,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $320,446 for the year ended July 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                       Year ended July 31, 2005
                                                               Puts
                                                       Contracts      Premiums
Balance July 31, 2004                                       --     $        --
Opened                                                  85,749      10,928,881
Closed                                                 (48,000)     (4,486,835)
Expired                                                 (3,000)       (158,993)
                                                        ------     -----------
Balance July 31, 2005                                   34,749     $ 6,283,053
                                                        ------     -----------

See "Summary of significant accounting policies."

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended July 31,                                                2005    2004     2003        2002      2001
Ratio of expenses to average daily net assets(a)                            .46%    .45%     .58%        .61%      .59%
Ratio of net investment income (loss) to average daily net assets          1.34%    .91%     .92%        .64%      .52%
Portfolio turnover rate (excluding short-term securities)                    75%     49%      20%         27%       29%
Total return(b)                                                            8.30%   4.05%   10.01%     (20.76%)  (20.77%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
22 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP New Dimensions Fund

July 31, 2005
Assets
Investment in Portfolio (Note 1)                                                                            $11,522,269,040
Capital shares receivable                                                                                           936,935
                                                                                                                    -------
Total assets                                                                                                 11,523,205,975
                                                                                                             --------------
Liabilities
Capital shares payable                                                                                              975,810
Accrued distribution fee                                                                                            104,227
Accrued service fee                                                                                                   7,072
Accrued transfer agency fee                                                                                           7,488
Accrued administrative services fee                                                                                  11,218
Other accrued expenses                                                                                              737,043
                                                                                                                    -------
Total liabilities                                                                                                 1,842,858
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $11,521,363,117
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     4,847,114
Additional paid-in capital                                                                                    9,354,954,421
Undistributed net investment income                                                                              19,084,775
Accumulated net realized gain (loss) (Note 6)                                                                   664,348,286
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                         1,478,128,521
                                                                                                              -------------
Total -- representing net assets applicable to outstanding capital stock                                    $11,521,363,117
                                                                                                            ===============
Net assets applicable to outstanding shares:               Class A                                          $ 6,845,241,780
                                                           Class B                                          $ 2,003,569,556
                                                           Class C                                          $    45,662,322
                                                           Class I                                          $    69,748,064
                                                           Class Y                                          $ 2,557,141,395
Net asset value per share of outstanding capital stock:    Class A shares            285,315,473            $         23.99
                                                           Class B shares             88,486,457            $         22.64
                                                           Class C shares              2,019,120            $         22.61
                                                           Class I shares              2,889,590            $         24.14
                                                           Class Y shares            106,000,741            $         24.12
                                                                                     -----------            ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP New Dimensions Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                    $  233,044,387
Interest                                                                                                         12,020,030
Fee income from securities lending                                                                                  320,444
   Less foreign taxes withheld                                                                                     (442,235)
                                                                                                                   --------
Total income                                                                                                    244,942,626
                                                                                                                -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                62,533,534
Distribution fee
   Class A                                                                                                       20,565,923
   Class B                                                                                                       24,839,333
   Class C                                                                                                          559,396
Transfer agency fee                                                                                              22,354,541
Incremental transfer agency fee
   Class A                                                                                                        1,352,830
   Class B                                                                                                        1,005,784
   Class C                                                                                                           26,158
Service fee -- Class Y                                                                                            2,800,648
Administrative services fees and expenses                                                                         4,756,123
Compensation of board members                                                                                        32,620
Printing and postage                                                                                              3,426,659
Registration fees                                                                                                    92,530
Audit fees                                                                                                           12,500
Other                                                                                                               233,261
                                                                                                                    -------
Total expenses                                                                                                  144,591,840
   Earnings credits on cash balances (Note 2)                                                                      (522,229)
                                                                                                                   --------
Total net expenses                                                                                              144,069,611
                                                                                                                -----------
Investment income (loss) -- net                                                                                 100,873,015
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        757,404,472
   Foreign currency transactions                                                                                   (554,419)
   Futures contracts                                                                                             (1,726,839)
   Options contracts written                                                                                       (427,448)
                                                                                                                   --------
Net realized gain (loss) on investments                                                                         754,695,766
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           158,658,167
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           913,353,933
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                              $1,014,226,948
                                                                                                             ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP New Dimensions Fund

Year ended July 31,                                                                       2005                     2004
Operations and distributions
Investment income (loss) -- net                                                   $   100,873,015           $    53,646,007
Net realized gain (loss) on investments                                               754,695,766             1,326,188,766
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 158,658,167              (740,837,241)
                                                                                      -----------              ------------
Net increase (decrease) in net assets resulting from operations                     1,014,226,948               638,997,532
                                                                                    -------------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (59,843,080)              (46,364,316)
      Class I                                                                            (402,754)                  (24,173)
      Class Y                                                                         (25,264,241)              (22,183,807)
   Net realized gain
      Class A                                                                         (66,368,786)                       --
      Class B                                                                         (21,459,161)                       --
      Class C                                                                            (480,445)                       --
      Class I                                                                            (279,703)                       --
      Class Y                                                                         (22,415,431)                       --
                                                                                     ------------               -----------
Total distributions                                                                  (196,513,601)              (68,572,296)
                                                                                     ------------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            309,583,153               957,437,754
   Class B shares                                                                     135,535,176               289,864,944
   Class C shares                                                                       6,964,606                15,172,920
   Class I shares                                                                      70,265,265                18,590,210
   Class Y shares                                                                     249,749,841               649,466,427
Fund merger (Note 5)
   Class A shares                                                                              --               145,036,482
   Class B shares                                                                              --                71,825,421
   Class C shares                                                                              --                 4,985,482
   Class Y shares                                                                              --                    24,997
Reinvestment of distributions at net asset value
   Class A shares                                                                     122,902,169                45,072,267
   Class B shares                                                                      21,266,905                        --
   Class C shares                                                                         472,693                        --
   Class I shares                                                                         682,371                    24,152
   Class Y shares                                                                      46,516,684                21,742,867
Payments for redemptions
   Class A shares                                                                  (3,400,714,842)           (2,032,028,533)
   Class B shares (Note 2)                                                         (1,148,602,856)           (1,071,801,488)
   Class C shares (Note 2)                                                            (28,365,050)              (17,016,745)
   Class I shares                                                                     (21,759,503)                  (10,876)
   Class Y shares                                                                    (978,758,913)           (1,196,861,524)
                                                                                     ------------            --------------
Increase (decrease) in net assets from capital share transactions                  (4,614,262,301)           (2,098,475,243)
                                                                                   --------------            --------------
Total increase (decrease) in net assets                                            (3,796,548,954)           (1,528,050,007)
Net assets at beginning of year                                                    15,317,912,071            16,845,962,078
                                                                                   --------------            --------------
Net assets at end of year                                                         $11,521,363,117           $15,317,912,071
                                                                                  ===============           ===============
Undistributed net investment income                                               $    19,084,775           $     4,276,254
                                                                                  ---------------           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP New Dimensions Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.61% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at July 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
26 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $554,419 and accumulated net realized gain has been increased by $558,085 resulting in a net reclassification adjustment to decrease paid-in capital by $3,666.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005           2004
Class A
Distributions paid from:
     Ordinary income                            $59,843,080    $46,364,316
     Long-term capital gain                      66,368,786             --
Class B
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                      21,459,161             --
Class C
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                         480,445             --
Class I*
Distributions paid from:
     Ordinary income                                402,754         24,173
     Long-term capital gain                         279,703             --
Class Y
Distributions paid from:
     Ordinary income                             25,264,241     22,183,807
     Long-term capital gain                      22,415,431             --

* Inception date is March 4, 2004

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $   19,018,739
Accumulated long-term gain (loss)                           $  760,246,989
Unrealized appreciation (depreciation)                      $1,382,295,854

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net that declines from 0.05% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional
--------------------------------------------------------------------------------
28 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $8,545,696 for Class A, $2,954,578 for Class B and $9,351 for Class C for the year ended July 31, 2005.

During the year ended July 31, 2005, the Fund's transfer agency fees were reduced by $522,229 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
29 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C        Class I      Class Y
Sold                                       13,297,974      6,165,871      317,163      2,992,981   10,687,122
Issued for reinvested distributions         5,161,787        941,848       20,962         28,563    1,945,491
Redeemed                                 (145,856,804)   (52,123,835)  (1,290,278)      (930,034) (41,820,066)
                                         ------------    -----------   ----------       --------  -----------
Net increase (decrease)                  (127,397,043)   (45,016,116)    (952,153)     2,091,510  (29,187,453)
                                         ------------    -----------     --------      ---------  -----------

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                       41,994,227     13,241,759      694,168        797,528   27,893,281
Fund merger                                 6,143,014      3,220,859      223,688             --        1,053
Issued for reinvested distributions         1,922,552             --           --          1,014      922,930
Redeemed                                  (87,457,046)   (49,430,022)    (773,898)          (462) (51,317,577)
                                          -----------    -----------     --------           ----  -----------
Net increase (decrease)                   (37,397,253)   (32,967,404)     143,958        798,080  (22,500,313)
                                          -----------    -----------      -------        -------  -----------

* Inception date is March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

5. FUND MERGER

At the close of business on June 25, 2004, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of AXP Focused Growth Fund and AXP Growth Dimensions Fund. Upon receipt of the investments and related assets and liabilities from AXP Focused Growth Fund and AXP Growth Dimensions Fund, AXP New Dimensions Fund made an in-kind contribution of $221,872,382 to Growth Trends Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP New Dimensions Fund immediately before the acquisition were $16,149,643,433 and the combined net assets immediately after the acquisition were $16,371,515,815.

--------------------------------------------------------------------------------
30 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

The merger was accomplished by a tax-free exchange of the following:

                                                        Shares          Value
AXP Focused Growth Fund                              23,415,522   $ 42,348,160
AXP Growth Dimensions Fund                           74,295,087    179,524,222

In exchange for the AXP Focused Growth Fund and AXP Growth Dimensions Fund shares and net assets, AXP New Dimensions Fund issued the following number of shares:

                                                                      Shares
Class A                                                              6,143,014
Class B                                                              3,220,859
Class C                                                                223,688
Class Y                                                                  1,053

AXP Focused Growth Fund's and AXP Growth Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                                                   Temporary
                                           Total net          Capital        Unrealized         Accumulated       book-to-tax
                                            assets             stock        appreciation     net realized loss    differences
AXP Focused Growth Fund                  $ 42,348,160      $ 47,925,406      $ 5,187,878      $(10,453,291)       $(311,833)
AXP Growth Dimensions Fund                179,524,222       234,495,050       18,406,183       (72,853,762)        (523,249)

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $61,551,685, that if not offset by future capital gains realized after July 31, 2005 will expire as follows:

                  2008             2009              2010             2011
               $5,869,455       $42,999,536       $8,294,019        $4,388,675

As a result of the merger on June 25, 2004, the Fund acquired capital loss carry-overs and unrealized capital gains. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $22.58       $21.90       $20.04      $25.43      $36.26
                                                                        ------       ------       ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .20          .08          .07         .05         .02
Net gains (losses) (both realized and unrealized)                         1.55          .71         1.82       (5.42)      (7.37)
                                                                        ------       ------       ------      ------      ------
Total from investment operations                                          1.75          .79         1.89       (5.37)      (7.35)
                                                                        ------       ------       ------      ------      ------
Less distributions:
Dividends from net investment income                                      (.16)        (.11)        (.03)       (.02)       (.01)
Excess distributions from net investment income                             --           --           --          --        (.01)
Distributions from realized gains                                         (.18)          --           --          --       (3.46)
                                                                        ------       ------       ------      ------      ------
Total distributions                                                       (.34)        (.11)        (.03)       (.02)      (3.48)
                                                                        ------       ------       ------      ------      ------
Net asset value, end of period                                          $23.99       $22.58       $21.90      $20.04      $25.43
                                                                        ------       ------       ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $6,845       $9,319       $9,859      $9,863     $13,857
Ratio of expenses to average daily net assets(b)                          .95%         .91%        1.08%       1.06%       1.00%
Ratio of net investment income (loss) to average daily net assets         .85%         .45%         .42%        .19%        .12%
Portfolio turnover rate (excluding short-term securities)                  75%          49%          20%         27%         29%
Total return(c)                                                          7.77%        3.59%        9.47%     (21.14%)    (21.10%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $21.34       $20.77       $19.12      $24.44      $35.22
                                                                        ------       ------       ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .01         (.10)        (.04)       (.14)       (.13)
Net gains (losses) (both realized and unrealized)                         1.47          .67         1.69       (5.16)      (7.19)
                                                                        ------       ------       ------      ------      ------
Total from investment operations                                          1.48          .57         1.65       (5.30)      (7.32)
                                                                        ------       ------       ------      ------      ------
Less distributions:
Dividends from net investment income                                        --           --           --        (.02)         --
Distributions from realized gains                                         (.18)          --           --          --       (3.46)
                                                                        ------       ------       ------      ------      ------
Total distributions                                                       (.18)          --           --        (.02)      (3.46)
                                                                        ------       ------       ------      ------      ------
Net asset value, end of period                                          $22.64       $21.34       $20.77      $19.12      $24.44
                                                                        ------       ------       ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $2,004       $2,849       $3,457      $3,728      $5,169
Ratio of expenses to average daily net assets(b)                         1.73%        1.68%        1.85%       1.83%       1.76%
Ratio of net investment income (loss) to average daily net assets         .08%        (.32%)       (.35%)      (.57%)      (.65%)
Portfolio turnover rate (excluding short-term securities)                  75%          49%          20%         27%         29%
Total return(c)                                                          6.93%        2.74%        8.63%     (21.71%)    (21.69%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $21.32       $20.74       $19.10      $24.42      $35.23
                                                                        ------       ------       ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .01         (.09)        (.04)       (.14)       (.13)
Net gains (losses) (both realized and unrealized)                         1.46          .67         1.68       (5.16)      (7.19)
                                                                        ------       ------       ------      ------      ------
Total from investment operations                                          1.47          .58         1.64       (5.30)      (7.32)
                                                                        ------       ------       ------      ------      ------
Less distributions:
Dividends from net investment income                                        --           --           --        (.02)       (.02)
Excess distributions from net investment income                             --           --           --          --        (.01)
Distributions from realized gains                                         (.18)          --           --          --       (3.46)
                                                                        ------       ------       ------      ------      ------
Total distributions                                                       (.18)          --           --        (.02)      (3.49)
                                                                        ------       ------       ------      ------      ------
Net asset value, end of period                                          $22.61       $21.32       $20.74      $19.10      $24.42
                                                                        ------       ------       ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $46          $63          $59         $44         $30
Ratio of expenses to average daily net assets(b)                         1.73%        1.69%        1.87%       1.85%       1.76%
Ratio of net investment income (loss) to average daily net assets         .07%        (.33%)       (.38%)      (.60%)      (.75%)
Portfolio turnover rate (excluding short-term securities)                  75%          49%          20%         27%         29%
Total return(c)                                                          6.89%        2.80%        8.59%     (21.73%)    (21.70%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $22.71       $24.37
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .31          .06
Net gains (losses) (both realized and unrealized)                         1.56        (1.67)
                                                                        ------       ------
Total from investment operations                                          1.87        (1.61)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.05)
Distributions from realized gains                                         (.18)          --
                                                                        ------       ------
Total distributions                                                       (.44)        (.05)
                                                                        ------       ------
Net asset value, end of period                                          $24.14       $22.71
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $70          $18
Ratio of expenses to average daily net assets(c)                          .52%         .50%(d)
Ratio of net investment income (loss) to average daily net assets        1.08%         .87%(d)
Portfolio turnover rate (excluding short-term securities)                  75%          49%
Total return(e)                                                          8.24%       (6.61%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $22.70       $22.02       $20.14      $25.51      $36.33
                                                                        ------       ------       ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .25          .11          .11         .09         .07
Net gains (losses) (both realized and unrealized)                         1.55          .72         1.83       (5.44)      (7.38)
                                                                        ------       ------       ------      ------      ------
Total from investment operations                                          1.80          .83         1.94       (5.35)      (7.31)
                                                                        ------       ------       ------      ------      ------
Less distributions:
Dividends from net investment income                                      (.20)        (.15)        (.06)       (.02)       (.02)
Excess distributions from net investment income                             --           --           --          --        (.03)
Distributions from realized gains                                         (.18)          --           --          --       (3.46)
                                                                        ------       ------       ------      ------      ------
Total distributions                                                       (.38)        (.15)        (.06)       (.02)      (3.51)
                                                                        ------       ------       ------      ------      ------
Net asset value, end of period                                          $24.12       $22.70       $22.02      $20.14      $25.51
                                                                        ------       ------       ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $2,557       $3,068       $3,472      $3,222      $4,677
Ratio of expenses to average daily net assets(b)                          .78%         .75%         .91%        .90%        .84%
Ratio of net investment income (loss) to average daily net assets        1.00%         .61%         .59%        .36%        .28%
Portfolio turnover rate (excluding short-term securities)                  75%          49%          20%         27%         29%
Total return(c)                                                          7.95%        3.75%        9.64%     (21.00%)    (20.97%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DIMENSIONS SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP New Dimensions Fund (a series of AXP Dimensions Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP New Dimensions Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
37 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.
AXP New Dimensions Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.16182

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.17948
Total distributions                                                   $0.34130

Class B

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.17948

Class C

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.17948

--------------------------------------------------------------------------------
38 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.25844

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.17948
Total distributions                                                   $0.43792

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.20227

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.17948
Total distributions                                                   $0.38175

--------------------------------------------------------------------------------
39 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
40 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

                                                      Beginning            Ending             Expenses
                                                     account value      account value        paid during         Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)     expense ratio
Class A
     Actual(b)                                          $1,000            $1,025.60            $4.67(c)            .94%
     Hypothetical (5% return before expenses)           $1,000            $1,019.91            $4.66(c)            .94%
Class B
     Actual(b)                                          $1,000            $1,021.70            $8.53(c)           1.72%
     Hypothetical (5% return before expenses)           $1,000            $1,016.09            $8.50(c)           1.72%
Class C
     Actual(b)                                          $1,000            $1,021.70            $8.53(c)           1.72%
     Hypothetical (5% return before expenses)           $1,000            $1,016.09            $8.50(c)           1.72%
Class I
     Actual(b)                                          $1,000            $1,028.10            $2.54(c)            .51%
     Hypothetical (5% return before expenses)           $1,000            $1,022.02            $2.53(c)            .51%
Class Y
     Actual(b)                                          $1,000            $1,026.40            $3.83(c)            .77%
     Hypothetical (5% return before expenses)           $1,000            $1,020.74            $3.82(c)            .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +2.56% for Class A, +2.17% for Class B, +2.17% for Class C, +2.81% for Class I and +2.64% for Class Y.

(c) Pending final approval from the Fund's Board of Directors, it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $4.72 for Class A, $8.58 for Class B, $8.58 for Class C, $2.59 for Class I and $3.88 for Class Y; the hypothetical expenses paid would have been $4.71 for Class A, $8.55 for Class B, $8.55 for Class C, $2.58 for Class I and $3.86 for Class Y.

--------------------------------------------------------------------------------
41 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
42 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
43 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
44 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that although the Fund's investment performance in 2004 was below median, Ameriprise Financial has taken steps to address the below median performance.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
45 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
46 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
47 -- AXP NEW DIMENSIONS FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Dimensions Series, Inc. were as follows:

                        2005 - $12,000;                       2004 - $32,115

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Dimensions Series, Inc. were as follows:

                        2005 - $2,781;                        2004 - $3,524

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for AXP Dimensions Series, Inc. were as follows:

                        2005 - $4,339;                        2004 - $4,550

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Dimensions Series, Inc. were as follows:

                        2005 - $3,803;                        2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $38,450;                       2004 - $88,450

(h) 100% of the services performed in item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 8/1/03 - 7/31/04
  2005 represents bills paid 8/1/04 - 7/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Dimensions Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          Oct. 3, 2005